UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported):  June 15, 2006

ENSCO International Incorporated

(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-8097

Delaware (State or Other Jurisdiction of Incorporation of Organization)	76-0232579 (I.R.S. Employer Identification No.)

500 North Akard Street

Suite 4300

Dallas, TX 75201-3331

(Address of Principal Executive Offices, Including Zip Code)

214-397-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01 Regulation FD Disclosure

Item 9.01 Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

Contract Status of Offshore Rig Fleet as of June 15, 2006

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01 Regulation FD Disclosure

Attached hereto as Exhibit 99.1 is a Contract Status of Offshore Rig Fleet report of ENSCO International Incorporated as of June 15, 2006.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.	Description
99.1	Contract Status of Offshore Rig Fleet report of ENSCO International Incorporated as of June 15, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSCO International Incorporated

Date:  June 15, 2006

/s/ H. E. Malone Jr.

H.E. Malone, Jr.

Vice President

/s/ David A. Armour

David A. Armour

Controller

EXHIBIT INDEX

Exhibit No.

Description

99.1	Contract Status of Offshore Rig Fleet report of ENSCO International Incorporated as of June 15, 2006.

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